UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2020

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MS	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series A, $0.01 par value	MS/PA	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series E, $0.01 par value	MS/PE	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F, $0.01 par value	MS/PF	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series I, $0.01 par value	MS/PI	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K, $0.01 par value	MS/PK	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 4.875% Non-Cumulative Preferred Stock, Series L, $0.01 par value	MS/PL	New York Stock Exchange
Global Medium-Term Notes, Series A, Fixed Rate Step-Up Senior Notes Due 2026 of Morgan Stanley Finance LLC (and Registrant’s guarantee with respect thereto)	MS/26C	New York Stock Exchange
Market Vectors ETNs due April 30, 2020 (two issuances)	CNY/INR	NYSE Arca, Inc.
Morgan Stanley Cushing® MLP High Income Index ETNs due March 21, 2031	MLPY	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 16, 2020, Morgan Stanley (the "Company") released financial information with respect to its quarter ended March 31, 2020. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.  In addition, a copy of the Company's Financial Data Supplement for its quarter ended March 31, 2020 is annexed as Exhibit 99.2 to this Report and by this reference incorporated herein and made a part hereof.

The information furnished under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Matters.

The following risk factor supplements the “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Our results of operations have been, and will likely continue to be, adversely affected by the COVID-19 pandemic.

The coronavirus disease (COVID-19) pandemic has, and will likely continue to, severely impact global economic conditions, resulting in substantial volatility in the global financial markets, increased unemployment, and operational challenges such as the temporary closures of businesses, sheltering-in-place directives and increased remote work protocols.  Governments and central banks around the world have reacted to the economic crisis caused by the pandemic by implementing stimulus and liquidity programs and cutting interest rates, though it is unclear whether these or future actions will be successful in countering the economic disruption.  If the pandemic is prolonged or the actions of governments and central banks are unsuccessful, the adverse impact on the global economy will deepen, and our results of operations and financial condition in future quarters will be adversely affected.

Towards the end of the first quarter of 2020 and into April 2020, the pandemic impacted each of our business segments and such impact will likely be greater in future quarters if conditions persist (e.g., decline and volatility of asset prices, reduction in interest rates, widening of credit spreads, credit deterioration, market volatility and reduced investment banking advisory activity).  This resulted in significant decreases in the valuation of loans and commitments, investments and certain classes of trading assets, an increase in the allowance for credit losses, reduced net interest income, and reduced investment banking advisory fees.  At the same time, increased revenues for certain products related to high levels of client trading activity, as well as  balance sheet growth from increased deposits and derivative assets, may not be replicated in future quarters.

Should these global market conditions be prolonged or worsen, or the pandemic lead to additional market disruptions, we could experience reduced client activity and demand for our products and services, higher credit and valuation losses in our loan and commitment and investment portfolios, impairments of other financial assets and other negative impacts on our financial position, including possible constraints on capital and liquidity, as well as a higher cost of capital, and possible changes or downgrades to our credit ratings.  In addition, the sharp decline in interest rates will further decrease interest margins in our lending businesses across Wealth Management and Institutional Securities. A continued slowdown of commercial activity would cause overall investment banking revenues to decline and the decline in assets under management and client balances will also further reduce fee and financing revenues across all of our business segments.

Operationally, although we have initiated a work remotely protocol and restricted business travel of our workforce, if significant portions of our workforce, including key personnel, are unable to work effectively because of illness, government actions, or other restrictions in connection with the pandemic, the  impact of the pandemic on our businesses could be exacerbated.

While the COVID-19 pandemic negatively impacted our results of operations in the first quarter of 2020, the extent to which it, and the related global economic crisis, affect our businesses, results of operations and financial condition, as well as our regulatory capital and liquidity ratios, will depend on future developments that are highly uncertain and cannot be predicted, including the scope and duration of the pandemic and any recovery period, future actions taken by governmental authorities, central banks and other third parties in response to the pandemic, and the effects on our customers, counterparties, employees and third-party service providers. Moreover, the effects of the COVID-19 pandemic will  heighten  the other risks described in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

99.1	Press release of the Company, dated April 16, 2020, containing financial information for the quarter ended March 31, 2020.

99.2	Financial Data Supplement of the Company for the quarter ended March 31, 2020.

101	Interactive Data Files pursuant to Rule 406 of Regulation S-T formatted in Inline eXtensible Business Reporting Language (“Inline XBRL”).

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
MORGAN STANLEY (Registrant)
Date:	April 16, 2020	By:	/s/ Paul C. Wirth
			Name:	Paul C. Wirth
			Title:	Deputy Chief Financial Officer